UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 21, 2026
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D-Wave Quantum Inc.
(Exact Name of Registrant as Specified in Its Charter)
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Delaware	001-41468	88-1068854
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
2650 East Bayshore Road
Palo Alto, California
94303
(Address of principal executive offices)
(650) 285-2881
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
_____________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	QBTS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 8.01 Other Events.
On May 21, 2026, D-Wave Quantum Inc. (the “Company” or “D-Wave”) issued a press release announcing that it has signed a Letter of Intent (the “LOI”) for $100 million of proposed funding under the U.S. CHIPS and Science Act, which is administered by the U.S. Department of Commerce (the “Department”). This funding would accelerate development and scaling of D-Wave’s annealing and gate-model quantum systems, including at its forthcoming research and development (R&D) facility in Boca Raton, Florida as well as its R&D centers in New Haven, Connecticut and Burnaby, BC, Canada. In connection with executing final award documents, D-Wave would issue $100 million in shares of its common stock (the “Shares”) to the Department. The funding and the issuance of the Shares are subject to the execution of definitive award documents by the parties.

The LOI marks a significant endorsement by the U.S. government of D-Wave’s annealing and gate-model quantum computing technologies and their potential impact on the U.S. economy. According to D-Wave’s CEO, Dr. Alan Baratz, the award would accelerate D-Wave’s ability to scale quantum innovation domestically, expedite key fabrication processes, and deliver real-world quantum applications to D-Wave’s global customers today, and represents a transformative moment for not just D-Wave, but also for quantum computing and the United States. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this Current Report on Form 8-K (this “Report”) are forward-looking, as defined in the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by the following words: “believe,” “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “trend,” “estimate,” “predict,” “project,” “potential,” “seem,” “seek,” “future,” “outlook,” “forecast,” “projection,” “continue,” “ongoing,” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These forward-looking statements include, but are not limited to, statements regarding the proposed funding, the Company’s proposed issuance of the Shares to the Department, and the Company’s expected research and development initiatives and plans. These statements are based on various assumptions, whether or not identified herein, and on the current expectations of D-Wave’s management. These forward-looking statements are not predictions of actual performance and are subject to a number of risks and uncertainties, including, but not limited to, the risk that definitive award documents are not executed within the timeframe or on the terms contemplated by the Company or at all; the risk that the Department suspends or terminates award negotiations; the risk that the Company is unable to satisfy the conditions to disbursement of any portion of the funding, including project milestones; the availability of appropriated funds; the risk of dilution to existing stockholders from the Company’s issuance of the Shares to the Department; and the other risks and uncertainties described under the caption “Item 1A. Risk Factors” in Part I of our most recent Annual Report on Form 10-K or any updates discussed under the caption “Item 1A. Risk Factors” in Part II of our Quarterly Reports on Form 10-Q and in our other filings with the Securities and Exchange Commission. Undue reliance should not be placed on the forward-looking statements in this Report in making an investment decision, which are based on information available to us on the date hereof. We undertake no duty to update this information unless required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release, dated May 21, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 21, 2026	D-Wave Quantum Inc.

	By:	/s/ Alan Baratz
	Name:	Alan Baratz
	Title:	President & Chief Executive Officer